Exhibit 10.41

SECOND AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Second Amendment (“Amendment”) to the Amended and Restated Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Mark A. LeDoux (“Employee”), dated effective as of January 30, 2004, and most recently amended June 28, 2010 (“Agreement”), is made and entered into effective as of July 1, 2013. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1. Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Three Hundred Fifteen Thousand Dollars ($315,000) effective as of July 1, 2013.

2. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of July 1, 2013.

EMPLOYEE

/s/ Mark A. LeDoux
Mark A. LeDoux

COMPANY

Natural Alternatives International, Inc., a Delaware corporation

/s/ Ken Wolf
Ken Wolf, Chief Financial Officer